CN_LIB:161390.2
                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
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                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): May 4, 1999
                                                 _______________

                 Jacor Communications, Inc.
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   (Exact Name of Registrant as specified in its charter)


          Delaware              0-12404        74-2916308
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(State or other jurisdiction  (Commission    (IRS employer
   of incorporation)          File Number)  Identification No.)



50 E. RiverCenter Blvd., 12th Floor, Covington, KY     41011
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (606)655-2267
                                                   ---------------


                    CCU Merger Sub, Inc.
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(former name or former address, if changed since last report)

Item 5. Other Events.

     On May 4, 1999, Jacor Communications, Inc. ("Old
Jacor") merged with and into CCU Merger Sub, Inc., a Delaware corporation ("New Jacor") and a wholly-owned subsidiary of Clear Channel Communications, Inc., a Texas corporation. New Jacor subsequently changed its name to "Jacor Communications, Inc."

     This Current Report on Form 8-K is being filed by New
Jacor as the successor to Old Jacor in order to report the consummation of the merger and the name change of New Jacor.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 1999        JACOR COMMUNICATIONS, INC.
                          (Registrant)


                          By:   /s/ RANDALL T. MAYS
                                Name: Randall T. Mays
                                Title: Chief Financial Officer